                                                                   EXHIBIT 10.20

                                                                  EXECUTION COPY



        ===============================================================



                            SHAREHOLDERS AGREEMENT

                                  dated as of

                                January 6, 1999


        ===============================================================

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
SECTION 1.   Definitions...............................................   1
             -----------
SECTION 2.   Determination of Public Market Value......................   6
             ------------------------------------
SECTION 3.   Restrictions Following an Initial Public Offering.........   7
             -------------------------------------------------
SECTION 4.   Purchase of Shares on Termination of Employment of
             --------------------------------------------------
               Holders.................................................   7
               -------
SECTION 5.   Determination of Termination Discount.....................   9
             -------------------------------------
SECTION 6.   Payments for Shares Purchased by the Company..............   9
             --------------------------------------------
SECTION 7.   The Company's Obligations Conditional.....................   9
             -------------------------------------
SECTION 8.   Withholding and Offset Rights of the Company..............  10
             --------------------------------------------
SECTION 9.   Holding Periods...........................................  11
             ---------------
SECTION 10.  Tag-Along Rights..........................................  11
             ----------------
SECTION 11.  Termination...............................................  12
             -----------
SECTION 12.  Legend....................................................  12
             ------
SECTION 13.  Binding Effect; Successors................................  12
             --------------------------
SECTION 14.  Amendment and Waiver......................................  13
             --------------------
SECTION 15.  Governing Law.............................................  13
             -------------
SECTION 16.  Specific Performance......................................  13
             --------------------
SECTION 17.  Unenforceability..........................................  13
             ----------------
SECTION 18.  Headings..................................................  13
             --------
SECTION 19.  Copies on File............................................  13
             --------------
SECTION 20.  Notices...................................................  13
             -------
SECTION 21.  Waiver and Consent........................................  14
             ------------------
SECTION 22.  Counterparts..............................................  15
             ------------

Schedules

Schedule 1       Holders
Schedule 2       Terms of Notes

          SHAREHOLDERS AGREEMENT (the "Agreement") dated as of January 6, 1999,
                                       ---------
by and among Positano, the Holders (as such terms are defined herein), Michael
E. Bronner and the Michael E. Bronner 1998 Annuity Trust, dated as of July 16, 1998 (together, "MB") (with each of the foregoing parties, together with such
                 --
additional signatories as may be added from time to time, being referred to herein as the "Shareholders"), Bronner Slosberg Humphrey Co., a Massachusetts
               ------------
business trust (the "Company"), Bronner Slosberg Humphrey, LLC, a Delaware
                     -------
limited liability company ("BSH LLC"), of which BSH Holding LLC, a Delaware
                            -------
limited liability company ("BSH Holding"), is the sole member, and BSH Holding.
                            -----------

          WHEREAS, the Shareholders, the Company and certain other parties are parties to a Recapitalization Agreement, dated November 28, 1998 (the "Recapitalization Agreement"), setting forth the terms and conditions of a
 --------------------------
proposed investment by Positano in the shares of beneficial interest in the Company in connection with the proposed recapitalization of the Company and Strategic Interactive Group Co., a Massachusetts business trust ("SIG") (such
                                                                  ---
investment and recapitalization and the other transactions contemplated by the Recapitalization Agreement being the "Transactions");
                                      ------------

          WHEREAS, the Holders, MB, Positano, the Company, BSH LLC and BSH Holding wish to make certain arrangements with respect to the rights of the parties hereto;

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          SECTION 1.  (a)  Definitions.  Capitalized terms used herein but not
                           -----------
defined below shall have their respective meanings as set forth in the Recapitalization Agreement. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

          "Act" means the Securities Act of 1933, as amended, and the
           ---
regulations promulgated thereunder.

          "Affiliate" has the meaning specified in Rule 12b-2 under the Exchange
           ---------
Act.

          "Agreement" has the meaning specified in the preamble.
           ---------

          "Applicable Call Price" means the Public Market Value per share as of
           ---------------------
the Applicable Valuation Date, less the Termination Discount, plus an amount accrued thereon at the applicable Rate, measured from the date of notice of exercise of the Call to the Applicable Payment Date.

          "Applicable Payment Date" means:  (a) in the case of Company Call
           -----------------------
rights and the Employee Put right, the June 30 or December 31, as the case may be, which immediately follows and is closest in time to, the Applicable Valuation Date and (b) in the case of the Positano/MB Call, 30 days after the date of the notice to the Holder of the exercise by Positano or MB, as the case may be.

          "Applicable Put Price" means the Public Market Value per share as of
           --------------------
the Applicable Valuation Date, less the Termination Discount, plus an amount accrued thereon at the applicable Rate, measured from the Applicable Valuation Date to the Applicable Payment Date.

          "Applicable Valuation Date" means (a) in the case of Company Call
           -------------------------
rights or the Positano/MB Call, the December 31 which immediately precedes, and is closest in time to, the Termination Date; provided, however, that (i) if such December 31 is within three months of (prior to or following) the date on which the Employee last acquired Shares then the Applicable Valuation Date shall be the next December 31 and (ii) if the Termination Date occurs during 1999, such Applicable Valuation Date shall be no earlier than December 31, 1999, and (b) in the case of the Employee Put right, the December 31 which immediately follows, and is closest in time to, the seven month anniversary of the Termination Date.

          "Beneficial Ownership" and "beneficially own" and similar terms have
           --------------------       ----------------
the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act.

          "Board" means the Board of Directors of the Trustee.
           -----

          "BSH Holding" has the meaning specified in the preamble.
           -----------

          "BSH LLC" has the meaning specified in the preamble.
           -------

          "Call" has the meaning specified in Section 4.
           ----

          "Cause" means and shall be limited to:  (a) willful misappropriation
           -----
of the funds or property of the Company or an Affiliate of the Company; (b) use of alcohol or illegal drugs interfering with the performance of an employee's obligations, continuing after written warning of such actions; (c) admission, confession, indictment or plea bargain to, or conviction of, a felony, or of any crime involving moral turpitude, dishonesty, theft, unethical or unlawful conduct; (d) commission of any willful or intentional act which could reasonably be expected to injure the reputation, business or business relationships of the Company or any Affiliate of the Company or which may tend to bring the employee or the Company or any Affiliate of the Company into disrepute, or the willful commission of any act which is a breach of an employee's fiduciary duties to the Company or any Affiliate of the Company; and (e) commission of any act which constitutes a breach of the policies of the Company, including but not limited to the disclosure of any confidential information or trade secrets pertaining to the Company or any Affiliate of the Company, or any of their clients. For purposes of this paragraph, any act or failure to act of the employee shall not be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or any Affiliate of the Company. Any determination of Cause shall be made by the Board in its sole discretion.

          "Company" has the meaning specified in the preamble.
           -------

          "Company Call" means Company Call #1 and Company Call #2,
           ------------
collectively.

          "Company Call #1" has the meaning specified in Section 4(a).
           ---------------

          "Company Call #2" has the meaning specified in Section 4(c).
           ---------------

          "Compensation Committee" means the Compensation Committee of the
           ----------------------
Board.

          "Credit Agreement" means the Senior Credit Facility.
           ----------------

          "Employee Put" has the meaning set forth in Section 4(d).
           ------------

          "Employment" or "employment" means active employment with the Company
           ----------      ----------
or any Affiliate or any predecessor or successor thereof. For purposes of this Agreement, employment also includes work by any Person as an independent contractor for the Company or any Affiliate or any predecessor thereof. "Employee," "employee," "Employed" and "employed" have correlative meanings.
 --------    --------    --------       --------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the regulations promulgated thereunder.

          "Holders" means each of the Persons listed on Schedule 1 hereto
           -------
together with any individuals who become holders of Shares after the date hereof who become parties to this Agreement in accordance with the terms of Section 13 or otherwise.

          "Holder Tagging Shareholder" has the meaning specified in Section 10.
           --------------------------

          "Initial Public Offering" means the consummation of the first sale of
           -----------------------
Shares for cash by the Company (or its successor entity), or by the Shareholders, in each case in an underwritten public offering registered under the Act.

          "Mature Shares" as of a given date, means all Shares which, as of such
           -------------
date, have been issued and outstanding and owned by a Holder (or such Holder's direct or indirect transferee or assignee) for more than six months.

          "MB" has the meaning specified in the preamble.
           --

          "MB Permitted Transfer" shall mean a transfer by MB to (a) his spouse
           ---------------------
(or ex-spouse if the transfer is pursuant to a marital dissolution order), any lineal ancestor, any lineal descendant or any adopted child (or a spouse of any of the foregoing) (each an "MB Related Party"), (b) (i) any lineal descendant or
                            ----------------
adopted child of, or (ii) any lineal descendant or adopted child of such lineal descendant or adopted child of, any MB Related Party (collectively "MB Other
                                                                    --------
Related Parties"), (c) a trust of which there are no beneficiaries other than
---------------
(i) MB (the grantor), (ii) any MB Related Parties or (iii) any MB Other Related Parties, provided that MB or the beneficiaries or the trustees of such trust have the power to act with respect to the trust's assets without obtaining court approval; or (d) any charitable organization which qualifies under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, including any transfer in trust for the benefit of such organization, provided that such charitable organization (i) is controlled by either MB, an MB Related Party or an MB Other Related Party ("control" here mean-ing majority representation by such persons on the board of directors, trustees or comparable governing body of such organization) or (ii) has been approved by a majority of the members of the Board present at a meeting of the Board at which a quorum is present. Notwithstanding the foregoing, no transfer shall constitute an MB Permitted Transfer (A) until the applicable transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to become bound, and becomes bound, by all the terms of this Agreement to the same extent as the transferor thereof is bound and (B) unless such transfer is made in compliance with the terms of this Agreement in its entirety and with all state and federal securities laws.

          "NASDAQ" has the meaning specified in Section 2(d).
           ------

          "Note" has the meaning specified in Section 6(a).
           ----

          "Outstanding Shares" as of a given time means the sum of (a) the
           ------------------
number of Shares then issued and outstanding and (b) the number of Shares issuable upon exercise of all options, warrants and rights to acquire, and the conversion of any securities convertible into, Shares, to the extent such rights to acquire Shares are then exercisable. When calculating the percentage of the Outstanding Shares owned by a specified Person, such Person shall be deemed to own all Shares beneficially owned by such Person assuming the exercise of all of such Person's options, warrants and rights to acquire, and the conversion by such Person of any securities convertible into, Shares only to the extent such rights to acquire Shares are then exercisable by such Person.

          "Positano" shall mean Positano Partners Ltd., a Bermuda exempt
           --------
company.

          "Positano/MB Call" has the meaning specified in Section 4(b).
           ----------------

          "Positano Tagging Shareholder" has the meaning specified in Section
           ----------------------------
10.

          "Public Market Value" means the value per share of the Shares
           -------------------
determined pursuant to Section 2.

          "Publicly Traded" has the meaning specified in Section 4.
           ---------------

          "Put" has the meaning specified in Section 4.
           ---

          "Rate" means the applicable Federal rate (based on the scheduled
           ----
maturity or anticipated payment date of such obligation) in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended (as of the date on which the Company incurs such obligation or further defers such obligation or such Rate begins to apply), compounded semi-annually.

          "Recapitalization Agreement" has the meaning specified in the
           --------------------------
recitals.

          "Regular Valuation" has the meaning specified in Section 2(b).
           -----------------

          "Reorganization" has the meaning specified in Section 1(b).
           --------------

          "Representative" has the meaning specified in Section 14.
           --------------

          "Shareholders" has the meaning specified in the preamble.
           ------------

          "Shares" shall mean (a) all shares of beneficial interest in the
           ------
Company issued and outstanding immediately following the Closing, together with any other shares of beneficial interest in the Company which are issued by the Company during the life of this Agreement to any Person who is, by the terms of this Agreement or otherwise, required to subject such shares to this Agreement, and (b) any economic interest in such shares, whether or not constituting Beneficial Ownership of such shares.

          "SIG" has the meaning specified in the recitals.
           ---

          "Tag-Along Right" has the meaning specified in Section 10(a).
           ---------------

          "Tag-Along Sale" means, (a) with respect to Section 10(a), the sale,
           --------------
directly or indirectly, by Positano or its Affiliates, in a private transaction prior to an Initial Public Offering, of Shares representing 10% or more of the Outstanding Shares if immediately following such sale Positano and its Affiliates would beneficially own less than 65% of the number of Shares beneficially owned by Positano on the day immediately following the Closing (such number, as adjusted for stock splits, distributions paid in Shares, reclassifications of the Shares, and similar events, the "Initial Positano
                                                          ----------------
Shares"), without regard to whether Positano beneficially owned more than 65% of
------
the Initial Positano Shares immediately prior to such sale, and (b) with respect to Section 10(b), the sale, directly or indirectly, by MB and any transferee of MB in an MB Permitted Transfer ("MB Permitted Transferees"), in a private
                                 ------------------------
transaction prior to an Initial Public Offering, of Shares representing 10% or more of the Outstanding Shares if immediately following such sale MB, together with any MB Permitted Transferees, would beneficially own less than 65% of the number of Shares beneficially owned by MB on the day immediately following the Closing (such number, as adjusted for stock splits, distributions paid in Shares, reclassifications of the Shares, and similar events, the "Initial MB
                                                                  ----------
Shares"), without regard to whether MB, together with any MB Permitted
------
Transferees, beneficially owned more than 65% of the Initial MB Shares immediately prior to such sale; provided, however, that an MB Permitted Transfer
                                --------  -------
shall not, in and of itself, constitute a Tag-Along Sale.

          "Termination Date" means, with respect to any Holder, the date of
           ----------------
Termination of Employment.

          "Termination Discount" means the termination discount applicable to a
           --------------------
Holder's Termination of Employment calculated pursuant to Section 5.

          "Termination of Employment" has the meaning specified in Section 4.
           -------------------------

          "Transactions" has the meaning specified in the recitals.
           ------------

          "Transfer" has the meaning specified in Section 13.
           --------

          "Trustee" means Vesuvio, Inc., a Delaware corporation, as sole trustee
           -------
of the Company.

          (b) In the event of an Initial Public Offering it is anticipated that the Company and its subsidiaries will consummate a series of transactions contemplated in Section 2.01(b) of the Registration Rights Agreement (the "Reorganization") in which the Shares shall be exchanged or converted into
 --------------
shares of common stock of a successor entity to the Company and such successor entity would register for sale such shares of common stock. For all purposes of this Agreement, unless explicitly specified otherwise, all references to the Company shall be deemed to refer to such successor entity from and after the Reorganization, and all references to the Shares and Shareholders shall be deemed to refer to such shares and holders, respectively, of common stock of the successor entity from and after the Reorganization.

          SECTION 2.  Determination of Public Market Value.  (a)  The "Public
                      ------------------------------------             ------
Market Value" per Share as of a given date shall be the per Share price at which
------------
small numbers of Shares would trade (i) if the Company were a publicly-traded company with a well-distributed ownership profile, (ii) if the market were to take into account the number of Fully-Diluted Shares (as defined in the Governance Agreement) and (iii) if the market were to assume that there would be no material change in the composition of management of the Company.

          (b) The Company shall retain an independent investment banking firm mutually acceptable to the Management Designees and the Positano Designees to render its written opinion to the Company as to the Public Market Value per Share as of December 31 of each year (such a regularly obtained valuation is referred to herein as a "Regular Valuation"). The first such Regular Valuation
                         -----------------
shall be as of December 31, 1999. Such opinion will be obtained as soon as practicable following the availability of the audited financial statements for the Company as of, and for the year ended on, December 31 (but in no event later than April 15). The Public Market Value per Share as of such dates so determined shall be binding upon all parties hereto (and all Persons holding Shares and all other Persons claiming through or under a party hereto) to the extent applicable hereunder.

          (c) BSH LLC shall bear all fees and costs of any investment banking firm retained by the Company in connection with the determination of the Public Market Value per Share for any Regular Valuation.

          (d) Notwithstanding the foregoing provisions of this Section 2, if at any time the Shares are listed for trading on a national securities exchange, or eligible for quotation on the National Association of Securities Dealers Automated Quotation system ("NASDAQ"), then the "Public Market Value" per Share
                             ------              -------------------
as of a given date shall be the average closing price per Share for the ten trading day period ending on such day, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading in the New York Stock Exchange or, if the Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ.

          SECTION 3.  Restrictions Following an Initial Public Offering.  In an
                      -------------------------------------------------
Initial Public Offering, to improve the marketability of the Shares sold in such Initial Public Offering, each of the parties hereto hereby covenants and agrees that it shall agree with the underwriters of such Initial Public Offering, subject to customary terms and conditions, not to sell any Shares (other than (a) Shares to be sold in the Initial Public Offering or (b) Shares Transferred to the Company, Positano or MB pursuant to Section 4 for which a notice of exercise of a Call has been given prior to a Initial Public Offering) for a period of up to 180 days following consummation of the Initial Public Offering.

          SECTION 4.  Purchase of Shares on Termination of Employment of
                      --------------------------------------------------
Holders.  If an individual Holder's employment with the Company or an Affiliate
-------
of the Company shall terminate for any reason (a "Termination of Employment"),
                                                  -------------------------
the Company, Positano and MB shall have the right to purchase the Shares owned by such Holder (including, as provided herein, following the exercise of any options subsequent to such Termination of Employment) (a "Call") and the Holder
                                                          ----
shall have the right to cause the Company to purchase such Shares (including, as provided herein, following the exercise of any options subsequent to such Termination of Employment) (a "Put") at the times, upon the terms and subject to
                               ---
the conditions set forth in Sections 4 through 7. The Calls and Puts with respect to any Shares for which a notice of exercise of a Call or Put has not yet been given shall terminate (unless otherwise unanimously determined by the Compensation Committee of the Board) upon the earlier to occur of an Initial Public Offering or such time as the Shares are listed for trading on a national securities exchange or eligible for quotation on NASDAQ ("Publicly Traded").
                                                          ---------------
The Calls and Puts with respect to Shares for which a notice of exercise of a Call or Put has been given prior to such Initial Public Offering and prior to the Shares becoming Publicly Traded shall apply in accordance with their terms, notwithstanding the occurrence of such Initial Public Offering or the fact that such Shares are Publicly Traded. Notwithstanding the foregoing or any other provision in this Section 4, in no event shall any Shares owned by Myron Slosberg be subject to any Call or Put.

          (a) Company Call #1. Following a Termination of Employment, the Company shall have the right (but not the obligation), by written notice to the Holder whose employment has terminated (and any direct or indirect transferees or assignees of the Holder whose employment has terminated) no later than the later of (i) 45 days after the Termination Date and (ii) 15 days after the date on which the Company receives the determination of Public Market Value per share as of the Applicable Valuation Date, as the case may be, to Call (the "Company
                                                                       -------
Call #1") all or any specified portion of the Shares owned by such Holder or any
-------
of his or her direct or indirect transferees or assignees owning any such Shares (including pursuant to the exercise of any options subsequent to such Termination of Employment) at the Applicable Call Price. If the Company exercises the Company Call #1 to purchase any Shares, the Company shall, on the Applicable Payment Date, purchase such Shares from the Holder for the Applicable Call Price per share, payable in cash or as provided in Sections 6 through 8. BSH LLC shall pay any applicable transfer taxes.

          (b) Positano/MB Call. If the Company shall fail (or elect not), within the period provided therefor, to exercise the Company Call #1 to purchase some or all of the Shares owned by a Holder (or such Holder's direct or indirect transferee or assignee) following Termination of Employment, the Company shall give prompt notice thereof to Positano and MB, which notice shall include the number of Shares not purchased by the Company which were Mature Shares as of the Termination Date of such Holder. Each of Positano and MB shall have the right (but not the obligation) to Call (the "Positano/MB Call") on a pro rata basis
                                       ----------------
(or on such other basis as Positano and MB may agree in writing at or prior to the day the Positano/MB Call must be exercised) relative to the then current ownership of Shares by each of Positano and MB, all or any specified portion of such Mature Shares not purchased by the Company at the Applicable Call Price by giving notice of the exercise of such right to the Holder whose employment has terminated (and any direct or indirect transferees or assignees of the Holder whose employment has terminated) and each other, within 45 days after the date of such notice from the Company. If Positano and/or MB shall so elect to purchase Mature Shares, each of Positano and MB, as the case may be shall, no later than the Applicable Payment Date, purchase the number of Mature Shares specified in their respective notice to the Holder (and any direct or indirect transferees or assignees of the Holder) for cash from the Holder (or direct or indirect transferees or assignees of the Holder) for the Applicable Call Price per share.

          (c) Company Call #2. From and after the seven-month anniversary of the Termination Date, the Company shall have the right (but not the obligation), by written notice to the Holder whose employment has terminated (and any direct or indirect transferees or assignees of the Holder whose employment has terminated) no later than the later of (i) 30 days after such seven-month anniversary and (ii) 15 days after the date on which the Company receives the determination of Public Market Value per share as of the Applicable Valuation Date, to Call (the "Company Call #2") all or any specified portion of the Shares
                    ---------------
owned by such Holder (or any of his or her direct or indirect transferees or assignees) owning any such Shares (including Shares owned pursuant to the exercise of any options subsequent to the Termination of Employment) at the Applicable Call Price. If the Company exercises the Company Call #2 to purchase any Shares the Company shall, on the Applicable Payment Date, purchase such Shares from the Holder for the Applicable Call Price per share, payable in cash or as provided in Sections 6 through 8. BSH LLC shall pay any applicable transfer taxes.

          (d) Employee Put. If the Company shall fail or decline, within the period provided therefor, to exercise the Company Call #2 to purchase all of the Shares then held by such Holder, then the Holder whose employment has terminated (and any direct or indirect transferees or assignees of the Holder whose employment has terminated) shall have the right, but not the obligation, upon written notice to the Company given no later than 30 days after notice from the Company to such Person that the Company has elected not to purchase all the Shares owned by such Person (including Shares owned pursuant to the exercise of any Options subsequent to the Termination of Employment), to require the Company to purchase (the "Employee Put") all such Shares at the Applicable Put Price.
                  ------------
Upon receipt of such notice by the Company, no later than the Applicable Payment Date the Company shall purchase such Shares from the Holder for the Applicable Put Price, payable in cash or as provided in Sections 6 through 8.

          SECTION 5.  Determination of Termination Discount.  The "Termination
                      -------------------------------------        -----------
Discount" per Share shall be equal to (a) in the case of termination for Cause,
--------
or a voluntary termination without the Company's prior written approval, 30% of the Public Market Value per share as of the Applicable Valuation Date, (b) in the case of an involuntary termination for any reason other than for Cause or a voluntary termination with the Company's prior written approval, 15% of the Public Market Value per share as of the Applicable Valuation Date, and (c) zero (i.e. there shall be no discount) in the event of a termination as a result of the death or disability of any Holder.

          SECTION 6.  Payments for Shares Purchased by the Company.  (a)  The
                      --------------------------------------------
Company may, at its election and notwithstanding the provisions of Section 4 hereof, pay for Shares purchased by it pursuant to a Call or Put under Section 4 in up to three equal annual installments, the first such installment being payable in cash (subject to Section 7) upon the Applicable Payment Date pursuant to Section 4 hereof and the remaining installments being evidenced by a non-negotiable document (a "Note") from BSH LLC to the Holder as contemplated by
                        ----
Sections 6 and 7. Immediately prior to payment by the Company for Shares purchased by it pursuant to a Call or Put under Section 4, BSH LLC shall distribute to BSH Holding and BSH Holding shall distribute to the Company cash and/or Notes sufficient for the Company to fulfill its obligations contained herein.

          (b) If the Company elects to make such payments in installments (i) the amount payable at each installment shall be the Applicable Call Price or the Applicable Put Price, as the case may be, divided by the number of installments and (ii) the Company shall promptly deliver to the relevant Holder a Note evidencing the obligation of BSH LLC to make such payments, which obligation shall be limited as provided in Section 7 hereof, and shall be subordinated to the obligations of BSH LLC and its Subsidiaries under the Credit Agreement to the extent set forth in Schedule 2 hereto.

          (c) An additional amount shall accrue at the Rate and be payable (i) annually, on the twelve month anniversary of the Applicable Payment Date, on the principal amount of all subordinated deferred payment obligations pursuant to
Section 6(a), and (ii) semi-annually on each June 30 and December 31 on all amounts deferred by reason of Section 7(b).

          (d) In the event that, for any reason, the Company has not yet, on the date on which it purchases any Shares pursuant to Section 4, received a determination of the Public Market Value per Share as of the Applicable Valuation Date, the Company shall make an initial installment payment based on the Public Market Value per share as of the Regular Valuation most recently preceding the Applicable Payment Date and, after the determination of the Public Market Value per share as of the Applicable Valuation Date, make appropriate adjustments in subsequent installment payments made under this Section 6.

          SECTION 7.  The Company's Obligations Conditional.  (a)
                      -------------------------------------
Notwithstanding anything to the contrary herein, (i) the Company shall not be required hereunder to purchase any Shares from any Holder, or to make payments with respect to any such purchase, (ii) BSH LLC shall not be required to make distributions to BSH Holding, (iii) BSH Holding shall not be re-quired to make distributions to the Company and (iv) BSH LLC shall not be required to make payments under the Notes, unless and until such time as the Company, BSH Holding and BSH LLC are legally permitted to do so and such purchase, payment or distribution would not violate or breach or cause a default under any provisions of the Credit Agreement. In the event that (i) BSH LLC is not legally permitted to distribute cash or Notes to BSH Holding or (ii) BSH Holding is not legally permitted to distribute cash or Notes to the Company with respect to the purchase of any Shares required to be purchased by the Company pursuant to this Agreement, or (iii) BSH LLC is not legally permitted to make payments under the Notes, or (iv) such distribution or payment would violate or breach or cause a default under any of the provisions of the Credit Agreement, the Company's rights and obligation hereunder to purchase such Shares and BSH LLC's obligations under the Notes shall be postponed until such time as (A) BSH LLC is legally permitted to distribute cash and Notes to BSH Holding and BSH Holding is legally permitted to distribute cash and Notes to the Company to pay for such Shares and make payments under the Notes, or (B) such time as such distribution or payment would not violate or breach or cause a default under any of the provisions of the Credit Agreement.

          (b) In the event that, as of any Applicable Payment Date, the aggregate amount of cash required (i) to be distributed by BSH LLC to BSH Holding and by BSH Holding to the Company for the Company to purchase Shares on such date pursuant to Section 4 (or the initial installment thereof pursuant to Section 6), (ii) to pay installments with respect to Shares theretofore purchased by the Company pursuant to Section 6, (iii) to pay other amounts theretofore deferred pursuant to Sections 6 and 7 and (iv) to make interest payments pursuant to Section 6, exceeds the maximum amount that BSH LLC or BSH Holding is permitted to expend for such purposes pursuant to the Credit Agreement, the amounts permitted to be expended shall be utilized in the following priority (with all amounts not paid by reason hereof to be deferred):

          first, to pay $1.00 per Share as a portion of the purchase price for Shares to be purchased on such date;

          second, to pay amounts payable pursuant to Section 6(c) (to be paid pro rata to the extent insufficient amounts are available);

          third, to pay amounts theretofore deferred pursuant to this Section 7 (to be paid pro rata to the extent insufficient amounts are available); and

          fourth, to pay, pro rata, a portion of all such other amounts then due.

          SECTION 8.  Withholding and Offset Rights of the Company.  To the
                      --------------------------------------------
extent permitted by applicable law and notwithstanding any other provisions of this Agreement, the Company may offset against any payment to be made by it in respect of any Shares purchased by it pursuant to this Agreement (including purchase price, installment payments and interest payments) any damages (including consequential damages), expenses, fees, losses or costs of any kind or nature whatsoever incurred by the Company or its Affiliates arising out of
(a) any malfeasance by such Holder or (b) violation by such Holder of any non-compete or non-solicitation agreement by which such Holder is bound. In addition, the Company shall be entitled to reduce any payments hereunder by any applicable statutory or regulatory withholding taxes or other similar charges.

          SECTION 9.  Holding Period.  For purposes of determining the holding
                      --------------
period of a direct or indirect transferee or assignee with respect to a Share for purposes of this Agreement, such holding period shall include the holding period of such direct or indirect transferee's or assignee's respective transferor or assignor with respect to such Share.

          SECTION 10. Tag-Along Rights.  (a)  If at any time prior to the
                      ----------------
Initial Public Offering, Positano proposes to make a Tag-Along Sale, MB and the Holders shall have the right to participate (a "Tag-Along Right") in such sale
                                                ---------------
with respect to any Shares held by them, on a pro rata basis (based on the lesser of (i) the ratio of the aggregate number of Shares then beneficially owned by MB and such Holders to the aggregate number of Shares then beneficially owned by Positano and (ii) the ratio of the Shares sought to be included in such sale by MB and such Holders and the aggregate number of Shares to be sold by Positano), on the same terms (including price and consideration received) by which Positano sells its Shares. If circumstances occur which give rise to the Tag-Along Right, Positano shall give written notice to the Company, MB and the Holders not less than 30 days prior to such proposed sale providing a summary of the terms of the proposed sale. MB and such Holders may exercise their Tag-Along Right (each, a "Holder Tagging Shareholder") by written notice to Positano
                      --------------------------
not less than 5 days prior to such proposed sale stating the number of Shares that it wishes to sell. If a Holder Tagging Shareholder gives written notice indicating that such Holder Tagging Shareholder wishes to sell Shares in the Tag-Along Sale, such Holder Tagging Shareholder shall be obligated to sell that number of Shares specified in such Holder Tagging Shareholder notice on the same terms as provided in the original notice from Positano, such obligation to be conditioned upon and contemporaneous with completion of the transaction of purchase and sale with the proposed buyer.

          (b) If at any time prior to the Initial Public Offering, MB proposes to make a Tag-Along Sale, Positano and/or each of its transferees, shall have a Tag-Along Right in such sale with respect to any Shares held by it, on a pro rata basis (based on the ratio of the aggregate number of Shares beneficially owned by Positano and/or each of its transferees seeking to participate in such sale immediately prior to such sale to the aggregate number of Shares then beneficially held by MB), on the same terms (including price and consideration to be received) by which MB sells his Shares. If circumstances occur which give rise to the Tag-Along Right, MB shall give written notice to Positano not less than 30 days prior to such proposed sale providing a summary of the terms of the proposed sale. Positano and/or each of its transferees may exercise its Tag-Along Right (each, a "Positano Tagging Shareholder") by written notice to MB not
                      ----------------------------
less than 5 days prior to such proposed sale stating the number of Shares that it wishes to sell. If a Positano Tagging Shareholder gives written notice indicating that such Positano Tagging Shareholder wishes to sell Shares in the Tag-Along Sale, such Positano Tagging Shareholder shall be obligated to sell that number of Shares specified in such Positano Tagging Shareholder notice on the same terms as provided in the original notice from MB, such obligation to be conditioned upon and contemporaneous with completion of the transaction of purchase and sale with the proposed buyer.

          SECTION 11. Termination.  This Agreement shall terminate upon an
                      -----------
Initial Public Offering; provided that, in the case of Sections 4 through 7 and related definitions and general provisions, any unexercised Call right or Put right shall terminate but any executory payment obligation relating to any theretofore exercised Call right or Put right shall be performed in accordance with its terms.

          SECTION 12. Legend.  All certificates representing Shares shall
                      ------
bear a legend stamped, typed or otherwise legibly placed on the face or reverse side thereof substantially in the form set forth below:

          NOTICE IS HEREBY GIVEN THAT the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or any non-U.S. jurisdiction. The securities cannot be offered, sold, transferred or otherwise disposed of except (i) pursuant to an effective registration statement or amendment thereto under such Act and any other applicable laws or (ii) pursuant to an exemption from, or in a transaction not subject to the registration requirements of such Act and such other applicable laws. The sale, transfer or other disposition of the securities represented by this certificate and certain other rights and obligations of the holder of this certificate are also subject to the Shareholders Agreement dated as of January 6, 1999 and by and among Bronner Slosberg Humphrey Co. (the "Company") and the other parties thereto (copies of which are available for review at the principal office of the Company by contacting the trustee of the Company) and the Company reserves the right to refuse the transfer of such securities until all terms and conditions have been fulfilled with respect to such transfer as set forth in such agreements.

          SECTION 13. Binding Effect; Successors.  This Agreement shall be
                      --------------------------
binding upon and inure to the benefit of and shall be enforceable by the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns (including, without limitation the Call rights and Put rights which shall apply following a Holder's death); provided that the rights and obligations of MB shall apply to his legal representatives, heirs and legatees and MB and such parties shall have the rights described in Section 4(b) with respect to the Positano/MB Call only so long as they collectively own at least five percent of the Outstanding Shares. Prior to an Initial Public Offering, no sale, transfer, assignment, pledge, hypothecation or other encumbrance or disposition of any Shares (each, a "Transfer"), other than Transfers to the
                                    --------
Company, shall be effective unless, as a condition to any such Transfer, each transferee that is not a party hereto shall, prior to such Transfer, agree in writing to be bound by all of the provisions of this Agreement applicable to the transferor and no such transferee shall be permitted to make any Transfer other than in accordance with the terms of this Agreement. Each such transferee shall thereafter be deemed to be a Shareholder hereunder and shall have the benefit of, and be subject to, all of the rights, obligations and limitations with respect to such transferred Shares to the same extent as the original transferor under this Agreement.

          SECTION 14. Amendment and Waiver.  This Agreement may be amended,
                      --------------------
modified or supplemented or any term or condition waived only by a written instrument executed by the parties hereto; provided, however, that each Holder hereby delegates the Chief Executive Officer of the Company (the

"Representative") the authority to act on his or her behalf for purposes of this
 --------------
Section 14.

          SECTION 15. Governing Law.  This Agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflict of laws.

          SECTION 16. Specific Performance.  Each party hereto agrees that
                      --------------------
irreparable damages would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms, or were otherwise breached. It is, accordingly, agreed that the parties hereto shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement, and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they may be entitled at law or in equity.

          SECTION 17. Unenforceability.  If any provision of this Agreement
                      ----------------
is held or deemed to be invalid or unenforceable to any extent when applied to any Person or circumstance, the remaining provisions of this Agreement and the enforcement of such provisions to other Persons or circumstances shall not be affected, and each provision of this Agreement shall be enforced to the fullest extent allowed by law.

          SECTION 18. Headings.  The headings of Articles and Sections
                      --------
contained in this Agreement are solely for convenience of reference, are not part of the agreement of the parties, and shall not affect the meaning or interpretation of this Agreement.

          SECTION 19. Copies on File.  Copies of this Agreement and of every
                      --------------
agreement amending or supplementing this Agreement shall be available for review at the Company's principal office by contacting the Trustee.

          SECTION 20. Notices.  All notices, requests, demands or other
                      -------
communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, by messenger, or by a nationally recognized overnight delivery company, when delivered by telecopy and confirmed by return telecopy, or when delivered by first-class mail, postage prepaid and return receipt requested, in each case to the applicable addresses set forth below:

               If to the Company:       c/o Bronner Slosberg Humphrey Co.
                                        Prudential Tower
                                        800 Boylston Street
                                        Boston, Massachusetts  02199
                                        Attention:  Michael E. Bronner

                                                  David W. Kenny
                                        Facsimile: (617) 867-7217

               with a copy to:

                                        Goodwin, Procter & Hoar LLP
                                        Exchange Place
                                        Boston, MA  02109-2881
                                        Attention:  Stuart M. Cable, P.C.
                                        Facsimile: (617) 523-1231




               If to Positano:          H&F Investors III, Inc.
                                        One Maritime Plaza
                                        12/th/ Floor
                                        San Francisco, California 94111
                                        Attention:  Philip Hammarskjold
                                        Facsimile: (415) 788-0176

               with a copy to:

                                        Wachtell, Lipton, Rosen & Katz
                                        51 West 52/nd/ Street
                                        New York, New York 10019
                                        Attention:  Patricia A. Vlahakis, Esq.
                                        Facsimile: (212) 403-2000



               If to a Holder, to the address listed after such Holder's name on
               Schedule 1 hereto, with copies to such person as such Holder may by notice to all parties designate in writing.

(or, as to any party, to such other address as such party shall from time to time designate by written notice to the other parties). Notices sent by registered or certified mail in accordance with this Section 20 shall be deemed delivered as of the date posted in the United States mail.

          SECTION 21. Waiver and Consent. Upon the mutual written agreement of
                      ------------------
the Company, Positano, MB and the Representative, any party may by notice to the other parties hereto (a) extend the time for the performance of any of the obligations or other actions of such other party under this Agreement; (b) waive compliance with any of the conditions or covenants of such other party contained in this Agreement; and (c) waive or modify performance of any of the obligations of such other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investi-gation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          SECTION 22. Counterparts. This Agreement may be executed in one or
                      ------------
more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first above written.


                                    POSITANO PARTNERS LTD.,
                                      a Bermuda exempt company




                                    By:  /s/  Patrick J. Healy
                                       ----------------------------------
                                       Name:  Patrick J. Healy
                                       Title: Vice President



                                    BRONNER SLOSBERG HUMPHREY CO.,
                                      a Massachusetts business trust



                                    By:  /s/  David W. Kenny
                                       ----------------------------------
                                       Name:  David W. Kenny
                                       Title: Chief Executive Officer
                                              and Vice President



                                   Bronner Slosberg Humphrey Co. (the "Trust") is a Massachusetts business trust. A copy of the Trust's Declaration of Trust, as the same may be amended and/or restated from time to time, is on file with the Secretary of State of The Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees or officers of the Trust as individuals or, in the event the trustee is a corporation or other entity, on behalf of the individual owners of such corporation or entity, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust, or any of their respective trustees, officers, directors, partners, members or shareholders, individually, but are binding only upon the assets and property of the Trust. Each of the parties hereto agrees that no shareholder, trustee or officer of the Trust, or any of their respective trustees, officers, directors, partners, members and shareholders, may be held personally liable or responsible for any obligations of the Trust arising out of this Agreement. With respect to obligations of the Trust arising out of this Agreement, each of the parties hereto shall look for payment or satisfaction of any claim solely to the assets and property of the Trust.

                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                        BSH HOLDING LLC,
                                         a Delaware limited liability company


                                        By: /s/ David W. Kenny
                                            ----------------------------
                                            Name:  David W. Kenny
                                            Title: Chief Executive
                                                   Officer and President

                                        BRONNER SLOSBERG HUMPHREY, LLC,
                                         a Delaware limited liability company

                                        By: /s/ David W. Kenny
                                            ----------------------------
                                            Name:  David W. Kenny
                                            Title: Chief Executive
                                                   Officer and President

                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                                      By: /s/ Michael E. Bronner
                                                         -----------------------
                                                         Michael E. Bronner

                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                             By: /s/ Michael Bronner
                                                --------------------------------
                                                Michael Bronner as Trustee under
                                                the Michael E. Bronner Annuity
                                                Trust, dated as of July 16, 1998

                                             By: /s/ Lisa Bronner
                                                --------------------------------
                                                Lisa Bronner as Trustee under
                                                the Michael E. Bronner Annuity
                                                Trust, dated as of July 16, 1998

                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                                      By: /s/ Jean Alexander
                                                          --------------------
                                                          Jean Alexander


                                                      By: /s/ Alan Beck
                                                          --------------------
                                                          Alan Beck


                                                      By: /s/ Meryl Beckingham
                                                          --------------------
                                                          Meryl Beckingham


                                                      By: /s/ Seraj Bharwani
                                                          --------------------
                                                          Seraj Bharwani


                                                      By: /s/ Kathleen Biro
                                                          --------------------
                                                          Kathleen Biro


                                                      By: /s/ Robert Cosinuke
                                                          --------------------
                                                          Robert Cosinuke


                                                      By: /s/ Charles DeSnyder
                                                          --------------------
                                                          Charles DeSnyder


                                                      By: /s/ Michael Dresner
                                                          --------------------
                                                          Michael Dresner


                                                      By: /s/ Katharin Dyer
                                                          --------------------
                                                          Katharin Dyer


                                                      By: /s/ Gretchen Gayton
                                                          --------------------
                                                          Gretchen Gayton

                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                                      By: /s/ Peggy J. Heeg
                                                          ----------------------
                                                          Peggy J. Heeg

                                                      By: /s/ Reuben Hendell
                                                          ----------------------
                                                          Reuben Hendell

                                                      By: /s/ John Hoholik
                                                          ----------------------
                                                          John Hoholik

                                                      By: /s/ Robert Hurley
                                                          ----------------------
                                                          Robert Hurley

                                                      By: /s/ Greg D. Johnson
                                                          ----------------------
                                                          Greg D. Johnson

                                                      By: /s/ Greg R. Johnson
                                                          ----------------------
                                                          Greg R. Johnson

                                                      By: /s/ Betsy Karp
                                                          ----------------------
                                                          Betsy Karp

                                                      By: /s/ David Kenny
                                                          ----------------------
                                                          David Kenny

                                                      By: /s/ Arthur Kern
                                                          ----------------------
                                                      The Arthur Kern Revocable
                                                        Trust
                                                      Arthur Kern, Trustee

                                                      By: /s/ Harvey Kipnis
                                                          ----------------------
                                                          Harvey Kipnis

                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                                     By: /s/ Robert Maher
                                                        ----------------------
                                                        Robert Maher


                                                     By: /s/ Stephen Olderman
                                                        ----------------------
                                                        Stephen Olderman


                                                     By: /s/ Jonathan Phillips
                                                        ----------------------
                                                        Jonathan Phillips


                                                     By: /s/ Ruben Pinchanski
                                                        ----------------------
                                                        Ruben Pinchanski


                                                     By: /s/ Clare S. Robinson
                                                        ----------------------
                                                        Clare S. Robinson


                                                     By: /s/ Myron Slosberg
                                                        ----------------------
                                                        Myron Slosberg


                                                     By: /s/ Malcolm Speed
                                                        ----------------------
                                                        Malcolm Speed


                                                     By: /s/ Michael Ward
                                                        ----------------------
                                                        Michael Ward


                                                     By: /s/ Robert Willms
                                                        ----------------------
                                                        Robert Willms


                [SIGNATURE PAGE TO THE SHAREHOLDERS AGREEMENT]

                                        Schedule 1 to the Shareholders Agreement

                                    Holders

The Michael E. Bronner 1998 Annuity
Trust, dated as of July 16, 1998
40 Sargent Crossway
Brookline, MA 02445


Jean Alexander
160 Commonwealth Avenue, #701
Boston, MA 02116


Alan Beck
American Media Management, Inc.
3 Waterview Drive
Port Jefferson, NY 11777


Meryl Beckingham
192 Commonwealth Avenue, Apt. 5
Boston, MA 02116


Seraj Bharwani
60 Pleasant Street, #203
Arlington, MA 02174


Kathleen Biro
296 Commonwealth Avenue
Boston, MA 02115-2423


Robert Cosinuke
59 Locke Street
Watertown, MA 02172


Charles DeSnyder
182 Hill Street
Holliston, MA 01746


Michael Dresner
505 West End Avenue, Apt. 9C
New York, NY 10024


Katherin S. Dyer

                                        Schedule 1 to the Shareholders Agreement

Gretchen Gayton
5 Madison Road
Marblehead, MA 01945


Peggy J. Heeg
P.O. Box 4127
Portsmouth, NH 03802-4127


Reuben Hendell
14 Salem Drive
Scarsdale, NY 10583-5202


John Hoholik
20 Wood Island Road
Scituate, MA 02066


Robert Hurley
25 Lockwood Road
West Newton, MA 02165


Greg D. Johnson
7 Fieldstone Lane
South Natick, MA 01760


Greg R. Johnson
118 South Street, Unit 2B
Boston, MA 02111


Betsy Karp
770 Boylston Street, Apt. 26I
Boston, MA 02199


David W. Kenny
77 Monadnock
Wellesley, MA 02481-1335


Arthur Kern
1940 Webster Street
San Francisco, CA 94115


Harvey Kipnis
1 Main Street
South Salem, NY 10590


Robert Maher
275 Old Billerica Road
Bedford, MA

                                        Schedule 1 to the Shareholders Agreement

Stephen Olderman
45 Gramercy Park N #14B
New York, NY


Jonathan Phillips
851 Parrott Drive
San Mateo, CA 94402


Ruben Pinchanski
475 Arsenal Street, Unit G
Watertown, MA 02172


Clare S. Robinson
78 Leighton Road
Wellesley Hills, MA 02181


Myron Slosberg
15 West 67/th/ Street, Apt. 5ME
New York, NY 10023


Malcolm Speed
134 Border Street
Cohasset, MA 02025


Michael Ward
38 Garden Street
Wellesley, MA 02181


Robert Willms
247 Temple Street
Newton, MA 02165

                                        Schedule 2 to the Shareholders Agreement


                            Terms of Subordination

                                   Terms of
                                 Notes of BSH
                          Under (S)(S) 6 and 7 of the
                            Shareholders Agreement
              --------------------------------------------------

1.   Non-negotiable

2.   Principal Amount:                    Aggregate Applicable Call or Put Price
                                          for Shares to be repurchased from
                                          Holder.

3.   Term:                                Principal payable in up to three equal
                                          annual installments: First installment
                                          on Applicable Payment Date (as defined
                                          under the Shareholders Agreement, the
                                          June 30 or December 31 which follows
                                          the later of the Applicable Valuation
                                          Date and 30 days after notice of
                                          exercise), the remaining installments
                                          on the annual anniversaries of such
                                          date.

4.   Interest:                            The Rate, which shall be equal to the
                                          applicable Federal rate in effect
                                          under Section 1274(d) of the Internal
                                          Revenue Code of 1986, as amended, at
                                          the time such Note is first incurred,
                                          for obligations of like maturity
                                          compounded semi-annually, payable
                                          annually.

5.   Subordination:                       All claims with respect to principal
                                          or interest, or otherwise, relating to
                                          the Notes shall be subordinated and
                                          junior in right of payment to all
                                          claims under the Credit Agreement, as
                                          set forth below:

                                          5.(a)

                                          Deferral of Interest and/or Principal:
                                          -------------------------------------
                                          Unless and until permitted under
                                          Section 7.5 of the Credit Agreement
                                          and as provided herein, no payment or
                                          other distribution of any kind will be
                                          made in respect of interest or
                                          principal, or otherwise, on the Notes,
                                          whether in cash, property, securities
                                          or otherwise; provided that payments
                                          shall not, in any event, be deferred
                                          after January 15, 2005. In the event
                                          that, as of any date on which a
                                          payment of

                                        Schedule 2 to the Shareholders Agreement

                                          principal or interest is required
                                          under the Notes, the aggregate amount
                                          required by the Company to (1)
                                          purchase Shares pursuant to the
                                          Shareholders Agreement and (2) make
                                          payments of principal and interest on
                                          Notes exceeds the maximum amount of
                                          Restricted Junior Payments (as defined
                                          in the Credit Agreement) the Company
                                          is permitted to make under Section 7.5
                                          of the Credit Agreement, then the
                                          amount of Restricted Junior Payments
                                          permitted to be made as of such date
                                          will be made in the following order:

                                             first, to pay $1.00 per Share as a
                                             -----
                                          portion of the purchase price for
                                          shares to be purchased on such date;

                                             second, to pay amounts payable as
                                             ------
                                          interest on Notes (to be paid pro rata
                                                                        --- ----
                                          to the extent insufficient amounts are
                                          available);

                                             third, to pay the principal amount
                                             -----
                                          of the Notes (including amounts of
                                          interest which become principal as a
                                          result of the deferral pursuant to
                                          this provision) (to be paid pro rata
                                                                      --- ----
                                          to the extent insufficient amounts are
                                          available);

                                             fourth, to pay, pro rata, a
                                             ------          --- ----
                                          portion of all such other amounts then
                                          due.

                                          Any payments of principal or interest
                                          not made as a result of such priority
                                          of payments shall thereafter be
                                          treated as additional principal and
                                          shall bear interest at the Rate until
                                          the next applicable date for payment
                                          of interest or principal (with such
                                          additional principal being payable pro
                                                                             ---
                                          rata over the remaining installments);
                                          ----
                                          provided that payments shall not, in
                                          any event, be deferred after January
                                          15, 2005.

                                          5.(b)

                                          In Event of Default:
                                          -------------------

                                          No payment of principal or interest,
                                          or otherwise, shall be made in respect
                                          of the Notes upon the oc-

                                        Schedule 2 to the Shareholders Agreement

                                          currence, and during the continuance,
                                          of an Event of Default (as defined in
                                          the Credit Agreement).

                                          5.(c)

                                          Liquidation or Bankruptcy:
                                          -------------------------

                                          All obligations (principal, interest,
                                          fees, indemnities, costs, expenses and
                                          otherwise) under the Credit Agreement
                                          shall be paid in full before any
                                          payments are made with respect to the
                                          Notes.

6.   Events of Default:                   6.(a)

                                          Right to Accelerate:
                                          -------------------

                                          Notes will accelerate:

                                          -   upon notice by the Holder if the
                                              Company defaults in the payment of
                                              principal or interest, except if
                                              payment of principal or interest
                                              is prohibited under Sections 5(a)
                                              or 5(b) above;

                                          -   upon voluntary bankruptcy petition
                                              and similar events;

                                          -   if within 60 days involuntary
                                              proceeding not dismissed.

                                          6.(b)

                                          No Enforcement by Holder:
                                          ------------------------

                                          So long as any obligations under the
                                          Credit Agreement remain unpaid, the
                                          holder of any Note shall not (i)
                                          commence any involuntary proceeding or
                                          (ii) if and so long as payment is
                                          required to be deferred under Sections
                                          5(a) or 5(b) above, declare any
                                          payment default.


                                      -3-